EXHIBIT 10.43

REAFFIRMATION OF GUARANTY

REAFFIRMATION dated December 20, 2010 (this “Reaffirmation”) by Gerald J. Burnett and by Gerald J. Burnett and Marjorie J. Burnett as Trustee for The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust (collectively, the “Guarantor”) in favor of JPMorgan Chase Bank, N.A., formerly known as JPMorgan Chase Bank (the “Bank”).

WHEREAS, Avistar Communications Corporation, a Delaware corporation (the “Obligor”), has executed and delivered to the Bank that certain Second Amended and Restated Revolving Promissory Note (Libor/Prime) dated as of December 22, 2009, as amended, by the Grantor in favor of the Bank in the maximum principal amount of $7,000,000 (as amended, restated or otherwise modified from time to time, “Note”);

WHEREAS, the Obligor has executed and delivered to the Bank that certain Third Amendment dated as of December 20, 2010 to the Note , which would increase the maximum principal amount of the Note to $8,000,000 (the “Amendment”);

WHEREAS, the Guarantor desires the Bank to execute and deliver the Amendment;

NOW THEREFORE, FOR VALUE RECEIVED, and as an inducement to the Bank to execute and deliver the Amendment, Guarantor, without in any respect limiting the scope of the Guaranty, hereby confirms, acknowledges and agrees that (i) from and after the date hereof the guaranty provided for in the Guaranty shall extend to, cover and guarantee all obligations of the Borrower arising under Note as amended by the Amendment (in addition to any other obligations guaranteed thereby) and (ii) the Guaranty is (and, following the Bank’s execution and delivery of the Amendment, will be) in full force and effect.

This Reaffirmation shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

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Guaranty Reaffirmation-12 2010.002.doc
UCN 006754857000
Facility ID 198245263

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation as of the date first set forth above.

/s/ Gerald. J. Burnett____________________________________________
Gerald J. Burnett

Gerald J. Burnett and Marjorie J. Burnett, as Trustee for
The Gerald J. Burnett and Marjorie J. Burnett Revocable Trust

By:           /s/ Gerald J. Burnett
Gerald J. Burnett

By:           /s/ Marjorie J. Burnett
Marjorie J. Burnett

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2010, before me, the undersigned, personally appeared Gerald J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public
State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2010, before me, the undersigned, personally appeared Marjorie J. Burnett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

UCN 006754857000 [Signature Page of Reaffirmation of Guaranty]
Facility ID 198245263